EXHIBIT 10.34

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants.The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.


                    Principal Life Insurance Company, Raleigh, NC 27612
                              A member of the Principal Financial Group(R)





                    THE EXECUTIVE NONQUALIFIED "EXCESS" PLAN

                               ADOPTION AGREEMENT

     THIS AGREEMENT is the adoption by UCI Medical Affiliates of SC, Inc. (the "Company") of the Executive ---------------------------------- Nonqualified
Excess Plan ("Plan").

                                                        WITNESSETH:

     WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

         WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

         WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan.

         NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                                         ARTICLE I

         Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

                                                         ARTICLE II

         The Employer hereby makes the following designations or elections for the purpose of the Plan.



     2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by: X (a) Company - __ (b) The administrative committee appointed by the Board to serve at the pleasure of the Board. __ (c) Board __ (d) Other (specify): ______.

     2.8 Compensation:  The  "Compensation" of a Participant shall mean all of a
Participant's: X (a) Base Salary. - X (b) Service Bonus. - X (c) Performance-Based Compensation earned in a period of 12 months or more - __ (d) Commissions. __ (e) Compensation received as an Independent Contractor reportable on Form 1099. __ (f) Other: _____.



     2.9 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below: __ (a) The last business day of each Plan Year. __
(b) The last business day of each calendar quarter during the Plan Year. __ (c) The last business day of each month during the Plan Year. __ (d) The last business day of each payroll period during the Plan Year. __ (e) Each pay day as reported by the Employer. X (f) Any business day on which Participant Deferrals are received by the Provider. - __ (g) Other:



     2.13 Effective Date: __ (a) This is a newly-established Plan, and the Effective Date of the Plan is _____. X (b) This is an amendment and restatement of a plan named - UCI Medical Affiliates, Inc. - Doctor's Care, P.A. Deferred Compensation Agreement with an effective date of 06/01/1998. The Effective Date of this amended and restated Plan is 01/01/2005. This is amendment number 1. __
(i) All amounts in Deferred Compensation Accounts shall be subject to the provisions of this amended and restated Plan. X (ii) Any Grandfathered Amounts shall be subject to the Plan rules - in effect on October 3, 2004.

     2.20 Normal Retirement Age: The Normal Retirement Age of a Participant shall be: X (a) Age 65. - -- __ (b) The later of age __ or the __ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan. __ (c) Other:


     2.23 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

                  Name of Employer                   Address                    Telephone                 EIN
                                                                                    No.

         UCI Medical Affiliates of SC, Inc.          4416 Forest Drive          (803) 782-4278
                                                                                                    59-2225346
         -------------------------------           ------------------
--------------                -----------

                                                    Columbia, SC 29206

                  Doctor's Care, P.A.                 4416 Forest Drive                 (803) 782-4278
------------------------------------------------      -----------------                 --------------
           57-0769093

                                                     Columbia, SC 29206


     2.26 Plan: The name of the Plan is UCI Medical Affiliates, Inc. - Doctor's Care, P.A. Deferred Compensation Plan. 2.28 Plan Year: The Plan Year shall end each year on the last day of the month of December. -------- 2.30 Seniority
Date: The date on which a Participant has: X (a) Attained age 65. - -- __ (b) Completed ___Years of Service from First Date of Service. __ (c) Attained age ___and completed ___ Years of Service from First Date of Service. __ (d) Attained an age as elected by the Participant. __ (e) Not applicable - distribution elections for Separation from Service are not based on Seniority Date. 4.1 Participant Deferral Credits: Subject to the limitations in
Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee: X (a) Base salary: - minimum deferral: ______% maximum deferral:
$_____ or 30% -- X (b) Service Bonus: - minimum deferral: ______% maximum deferral: $_____ or 30% -- X (c) Performance-Based compensation - minimum deferral: ______% maximum deferral: $_____ or 30% -- __ (d) Commissions: minimum deferral: ______% maximum deferral: $_____ or _____% __ (e) Form 1099
Compensation:  minimum deferral:  ______% maximum deferral:  $_____ or _____% __
(f) Other: minimum deferral: ______% maximum deferral: $_____ or _____% (g) Participant deferrals not allowed. 4.2 Employer Credits: Employer Credits will be made in the following manner: X (a) Employer Discretionary Credits: The Employer may make discretionary - credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows: X (i) An amount determined each Plan Year by the Employer - __ (ii) Other: X (b) Other Employer
Credits: The Employer may make other credits to the - Deferred Compensation Account of each Active Participant in an amount determined as follows: X (i) An amount determined each Plan Year by the Employer. - __ (ii) Other: ___________. __ (c) Employer Credits not allowed. 5.2 Disability of a Participant: X (a) Participants may elect upon initial enrollment to have accounts distributed - upon becoming Disabled. __ (b) Participants may not elect to have accounts distributed upon becoming Disabled. 5.3 Death of a Participant: If the
Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred
Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus: __ (a) An amount to be determined by the Committee. __ (b) Other: _________. X (c) No additional benefits.
                  -




















     5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan: __ (a) In-Service Accounts are allowed with respect to: __ Participant Deferral Credits only. __ Employer credits only.
__ Participant Deferral and Employer Credits. In-Service distributions may be made in the following manner: __ Single lump sum payment. __ Annual Installments over a term certain not to exceed ____years. Education Accounts are allowed with respect to: Participant Deferral Credits only. __ Employer Credits only. __ Participant Deferral and Employer Credits. Education Accounts distributions may be made in the following manner: __ Single lump sum payment. __ annual installments over a term certain not to exceed _____ years. If applicable, amounts not vested at the time payments due under this Section cease will be: __ Forfeited. __ Distributed at Separation from Service if vested at that time. X No In-Service or Education Distributions permitted. - 5.5 Change in Control
Event: X (a) Participants may elect upon initial enrollment to have accounts distributed - upon a Change in Control Event. __ (b) Participants may not elect to have accounts distributed upon a Change in Control Event. 5.6 Unforeseeable Emergency Event: X (a) Participants may apply to have accounts distributed upon an Unforeseeable - Emergency event. __ (b) Participants may not apply to have accounts distributed upon an Unforeseeable Emergency event.














         6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred
                  Compensation Account upon the first to occur of the following events:

                  X        (a)      Normal Retirement Age.
                  -

     X (b) Death. - X (c) Disability.  - X (d) Change in Control Event. - __ (e)
Other: _________. X (f) Satisfaction of the vesting requirement as specified below: - X Employer Discretionary Credits: X (i) Immediate 100% vesting. - __
(ii) 100% vesting after ___Years of Service. __ (iii) 100% vesting at age ___. __ (iv) Number of Years Vested of Service Percentage Less than 1 __% 1 __% 2 __% 3 __% 4 __% 5 __% 6 __% 7 __% 8 __% 9 __% 10 or more __% For this purpose, Years of Service of a Participant  shall be calculated from the date designated below:
__ (1) First Day of Service. __ (2) Effective Date of Plan Participation. __ (3) Each Crediting Date. Under This option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account. X Other Employer Credits: X (i) Immediate 100% vesting. - __ (ii) 100% vesting after ___Years of Service. __ (iii) 100% vesting at age ___. __ (iv) Number of Years Vested of Service Percentage Less than 1 __% 1 __% 2 __% 3 __% 4 __% 5 __% 6 __% 7 __% 8 __% 9 __% 10 or more __% For this purpose, Years of
Service of a Participant shall be calculated from date designated below: __ (1) First Day of Service. __ (2) Effective Date of Plan Participation. __ (3) Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account. 7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement: (a) Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable X (i) A lump sum. - X (ii) Annual installments over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other: _________.
(b) Separation from Service on or After Seniority Date, If Applicable X (i) A lump sum. - X (ii) Annual installments over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other: _________. (c) Separation from Service Upon a Change in Control Event X (i) A lump sum. - X (ii) Annual installments over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other: __________. (d) Death X (i) A lump sum. - X (ii) Annual installments over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other: __________. (e) Disability X (i) A lump sum. - X (ii) Annual installments over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other: __________. If applicable, amounts not vested at the time payments due under this Section cease will be: __ Forfeited __ Distributed at Separation from Service if vested at that time (f) Change in Control Event X (i) A lump sum. - X (ii) Annual installment over a term certain as elected by the Participant - not to exceed 5 years. - __ (iii) Other:
__________. __ (iv) Not applicable. If applicable, amounts not vested at the time payments due under this Section cease will be: __ Forfeited __ Distributed at Separation from Service if vested at that time 7.4 De Minimis Amounts. __ (a) Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ . In addition, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan. X (b) There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan. 10.1 Contractual
Liability: Liability for payments under the Plan shall be the responsibility of the: __ (a) Company. X (b) Employer or Participating Employer who employed the Participant when - amounts were deferred. 14. Amendment and Termination of Plan:
Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section _____ of the Plan shall be amended to read as provided in the attached Exhibit ____. X There are no amendments to the Plan. - 7.9
Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of South Carolina, except to the extent that such laws are superseded by ERISA and the -------------- applicable provisions of the Code.


                  IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.


                                    UCI Medical Affiliates of SC, Inc.
                                    Name of Employer


                                    By:     /s/ Jerry F. Wells
                                  ----------------------------------------
                                Authorized Person
                                 Date:            11/6/07

         The Plan is adopted by the following Participating Employers:


                                Doctor's Care, P.A.
                                Name of Employer


                                By:     /s/ Jerry F. Wells
                                ----------------------------------------
                               Authorized Person
                               Date:            11/6/07



                              Name of Employer

                              By:
                              --------------------------------
                              Authorized Person
                              Date:
                              ------------------------------